Tax Status	12 Months Ended
Nov. 30, 2025
EBP 005 [Member]
EBP, Tax Status [Line Items]
Tax Status
6.	TAX STATUS
The Internal Revenue Service (“IRS”) has provided a determination letter dated November 21, 2017 and informed the Company that the Plan, and related trust, were designed in accordance with applicable sections of the IRC.
U.S. GAAP requires Plan management to evaluate tax positions taken by the Plan and recognize a tax liability (or asset) if the Plan has taken an uncertain position that more likely than not would not be sustained upon examination by the IRS. The Plan is subject to routine audits by taxing jurisdictions; however, there are currently no audits for any tax periods in progress.